Exhibit 99.1

The Navigators Group, Inc.

CORPORATE NEWS

Navigators Reports Fourth Quarter Earnings,

Operating Earnings up 89%

Stamford, CT – February 13, 2014 — The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $14.3 million, or $1.00 per diluted share, for the three months ended December 31, 2013 compared to $28.0 million, or $1.96 per diluted share, for the comparable period in 2012. Operating earnings were $16.1 million, or $1.13 per diluted share, for the fourth quarter of 2013 compared to $8.5 million, or $0.59 per diluted share, for the comparable period in 2012.

For the twelve months ended December 31, 2013, the Company reported net income of $63.5 million, or $4.42 per diluted share, compared to $63.8 million, or $4.45 per diluted share, for the comparable period in 2012. Operating earnings were $61.7 million, or $4.30 per diluted share, for the twelve months ended December 31, 2013 compared to $37.6 million, or $2.63 per diluted share, for the comparable period in 2012.

The results for the fourth quarter and year include an after-tax charge of $11.6 million for the payment of call premium in connection with the redemption of outstanding 7.0% Senior Notes due 2016. Excluding the call premium, net income for the fourth quarter would be $25.9 million, or $1.80 per diluted share, and for the year, would be $75.1 million, or $5.23 per diluted share.

Gross written premiums and net written premiums for the three months ended December 31, 2013 were $333.1 million and $223.4 million, respectively, an increase of 3.6% and 5.2% from the comparable period in 2012. Gross written premiums and net written premiums for the twelve months ended December 31, 2013 were $1.371 billion and $887.9 million, respectively, an increase of 6.5% for both from the comparable period in 2012.

The combined loss and expense ratio for the three and twelve months ended December 31, 2013 were 94.0% and 94.8%, respectively, compared to 100.2% and 99.3% for the comparable periods in 2012.

Stan Galanski, President and Chief Executive Officer, commented, “We are pleased to report strong operating performance with significantly improved underwriting profitability for the fourth quarter and for the full year of 2013, by both our Insurance Companies and Lloyd’s Operations. Operating earnings were up 89% for the fourth quarter of 2013 compared to 2012 and 64% for the twelve months. We produced profitable and improved combined ratios of 94% for the fourth quarter and 94.8% for the full year, with a meaningful contribution from our Insurance Company Marine business. We continue to experience strong premium growth in targeted specialty classes, most notably in Navigators Specialty, our U.S. excess & surplus lines unit, and in international D&O. We have continued to emphasize cost control, limiting the growth in non-commission operating expenses. During the quarter, we raised $265 million of capital through the issuance of 10 year, 5.75% senior notes, which allowed us to retire existing 7.00% senior notes due 2016. This debt issuance provided $131 million of incremental capital after redeeming the outstanding notes to enhance our capital efficiency. We believe this action effectively enhances Navigators’ position to continue to pursue targeted growth strategies in specialty classes, both in the U.S. and internationally.”

400 Atlantic Street TEL (203) 905-6090	Stamford, CT 06901 FAX (203) 658-1821

News Release

February 13, 2014

Stockholders’ equity was $902.2 million, or $63.54 per share, as of December 31, 2013 compared to $879.5 million, or $62.61 per share, as of December 31, 2012.

Net investment income for the three and twelve months ended December 31, 2013 was $14.3 million and $56.3 million, respectively, an increase of 4.7% and 3.7% from the comparable periods in 2012. Net investment income for the twelve months ended December 31, 2012 was reduced by $4.5 million as a result of the settlement of our dispute with Equitas over foregone interest on amounts that were due on certain reinsurance contracts. The annualized pre-tax investment yield, excluding net realized gains and losses, net other-than-temporary impairment losses recognized in earnings, and for 2012 the $4.5 million in interest expense for the settlement of our dispute with Equitas, was 2.3% and 2.4% for the three and twelve months ended December 31, 2013, respectively, compared to 2.3% and 2.6% for the comparable periods in 2012. The effective tax rate on net investment income was 27.8% for both the three and twelve months ended December 31, 2013, respectively, compared to 26.7% and 26.8% for the comparable periods in 2012.

The Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA/Aa” as defined by Standard & Poor’s and Moody’s, respectively, and an average effective duration of 3.7 years as of December 31, 2013. As of December 31, 2013, net unrealized gains within our investment portfolio were $36.0 million, a decrease of $67.3 million compared to December 31, 2012.

There were $15.2 million and $20.5 million of net realized gains including other-than-temporary impairment losses recognized in earnings for the three and twelve months ended December 31, 2013, respectively, compared to $30.0 million and $40.2 million for the same periods in 2012.

Consolidated net cash flow from operations for the three and twelve months ended December 31, 2013 was $6.9 million and $136.9 million, respectively, compared to $27.6 million and $96.7 million for the comparable periods in 2012.

The Company will hold a conference call on Friday, February 14, 2014 starting at 8:30 a.m. ET to discuss the 2013 fourth quarter results. The call will be available via live webcast on Navigators’ website (www.navg.com).

To participate by telephone, the domestic dial-in number is (800) 850-2903 and the international dial-in is (224) 357-2399. Participants may connect to the webcast at:

http://www.media-server.com/m/p/n8ezzwb2

Operating earnings, or net income excluding after-tax net realized gains (losses), net other-than-temporary impairment losses recognized in earnings, and the after-tax call premium charge in connection with the redemption of our 7.0% Senior Notes due May 1, 2016, is a non-GAAP financial measure that is a common performance measurement for insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

News Release

February 13, 2014

The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies and operations at Lloyd’s. With its corporate headquarters in Connecticut and insurance operations based in New York and London, Navigators has offices in major insurance centers in the United States, the United Kingdom and Continental Europe, as well as representatives in China and Brazil.

The Navigators Group, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=7778

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words “estimate”, “expect”, “believe” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements are derived from information that we currently have and assumptions that we make. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business. Navigators’ undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Ciro M. DeFalco
Senior Vice President and Chief Financial Officer
(203) 905-6343
cdefalco@navg.com
www.navg.com

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Financial Highlights

($ in thousands, except share and per share data)

(unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2013	2012	Change	2013	2012	Change
Results of Operations
Gross written premiums	$333,091	$321,587	3.6%	$1,370,517	$1,286,465	6.5%
Net written premiums	223,445	212,312	5.2%	887,922	833,655	6.5%
Revenues:
Net earned premiums	219,902	201,566	9.1%	841,939	781,964	7.7%
Net investment income	14,254	13,616	4.7%	56,251	54,248	3.7%
Total other-than-temporary impairment losses	(530)	(208)	NM	(2,393)	(902)	NM
Portion of loss recognized in other comprehensive income (before tax)	—	—	NM	—	44	NM

Net other-than-temporary impairment losses recognized in earnings	(530)	(208)	NM	(2,393)	(858)	NM
Net realized gains (losses)	15,768	30,254	-47.9%	22,939	41,074	-44.2%
Other income	(665)	(599)	11.0%	(1,172)	1,488	NM

Total revenues	248,729	244,629	1.7%	917,564	877,916	4.5%

Expenses:
Net losses and loss adjustment expenses	131,385	127,191	3.3%	518,961	497,433	4.3%
Commission expenses	30,863	31,259	-1.3%	113,494	121,470	-6.6%
Other operating expenses	43,826	42,841	2.3%	164,434	159,079	3.4%
Call premium on Senior Notes	17,895	—	NM	17,895	—	NM
Interest expense	4,351	2,051	112.1%	10,507	8,198	28.2%

Total expenses	228,320	203,342	12.3%	825,291	786,180	5.0%

Income before income taxes	20,409	41,287	-50.6%	92,273	91,736	0.6%
Income tax expense (benefit)	6,076	13,243	-54.1%	28,807	27,974	3.0%

Net income (loss)	$14,333	$28,044	-48.9%	$63,466	$63,762	-0.5%

Per Share Data
Net income per common share:
Basic	$1.01	$2.00	-49.4%	$4.49	$4.54	-1.0%
Diluted	$1.00	$1.96	-48.7%	$4.42	$4.45	-0.6%
Average common shares outstanding:
Basic	14,172,908	14,042,553		14,133,925	14,052,311
Diluted	14,434,137	14,340,057		14,345,553	14,327,820
Underwriting Ratios
Loss Ratio	59.7%	63.1%		61.6%	63.6%
Expense Ratio	34.3%	37.1%		33.2%	35.7%

Combined Ratio	94.0%	100.2%		94.8%	99.3%

	Dec. 31,	Sept. 30,		Dec. 31,	Dec. 31,
	2013	2013		2013	2012
Balance Sheet Data
Stockholders’ equity	$902,212	$899,882	0.3%	$902,212	$879,485	2.6%
Book value per share	$63.54	$63.61	-0.1%	$63.54	$62.61	1.5%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

($ in thousands, except share data)

	December 31,	December 31,
	2013	2012
	(unaudited)
ASSETS
Investments and cash:
Fixed maturities, available-for-sale, at fair value (amortized cost: 2013, $2,036,999; 2012, $2,034,765)	$2,047,873	$2,121,833
Equity securities, available-for-sale, at fair value (cost: 2013, $118,804; 2012, $85,004)	143,954	101,297
Short-term investments, at cost which approximates fair value	296,250	153,788
Cash	86,509	45,336

Total investments and cash	2,574,586	2,422,254

Premiums receivable	325,025	320,182
Prepaid reinsurance premiums	247,822	221,015
Reinsurance recoverable on paid losses	38,384	49,282
Reinsurance recoverable on unpaid losses and loss adjustment expenses	822,438	880,139
Deferred policy acquisition costs	67,007	61,005
Accrued investment income	13,866	12,587
Goodwill and other intangible assets	7,177	7,093
Current income tax receivable, net	9,918	—
Deferred income tax, net	28,187	3,216
Receivable for investments sold	3	4,310
Other assets	35,039	26,587

Total assets	$4,169,452	$4,007,670

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$2,045,071	$2,097,048
Unearned premiums	714,606	642,407
Reinsurance balances payable	167,252	165,813
Senior notes	263,308	114,424
Payable for investments purchased	7,624	58,345
Accounts payable and other liabilities	69,379	48,015

Total liabilities	3,267,240	3,128,185

Stockholders’ equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	—	—
Common stock, $.10 par value, authorized 50,000,000 shares, issued 17,709,876 shares for 2013 and 17,558,046 shares for 2012	1,770	1,755
Additional paid-in capital	335,546	329,452
Treasury stock, at cost (3,511,380 shares for 2013 and 2012)	(155,801)	(155,801)
Retained earnings	692,337	628,871
Accumulated other comprehensive income	28,360	75,208

Total stockholders’ equity	902,212	879,485

Total liabilities and stockholders’ equity	$4,169,452	$4,007,670

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Comparative Premium Data

($ in thousands)

	Three Months			Twelve Months
	2013	2012	Change	2013	2012	Change
Gross Written Premiums:
Insurance Companies:
Marine	$38,986	$43,455	-10.3%	$171,822	$200,095	-14.1%
Property Casualty	172,800	164,247	5.2%	700,087	590,741	18.5%
Professional Liability	32,687	32,860	-0.5%	130,366	130,489	-0.1%

Total Insurance Companies	244,473	240,562	1.6%	1,002,275	921,325	8.8%
Lloyd’s Operations:
Marine	45,500	47,895	-5.0%	181,046	194,423	-6.9%
Property Casualty	27,378	20,965	30.6%	129,522	127,028	2.0%
Professional Liability	15,740	12,165	29.4%	57,674	43,689	32.0%

Total Lloyd’s Operations	88,618	81,025	9.4%	368,242	365,140	0.8%

Total	$333,091	$321,587	3.6%	$1,370,517	$1,286,465	6.5%

	Three Months			Twelve Months
	2013	2012	Change	2013	2012	Change
Net Written Premiums:
Insurance Companies:
Marine	$24,893	$25,944	-4.1%	$119,837	$133,210	-10.0%
Property Casualty	124,727	115,345	8.1%	462,942	390,168	18.7%
Professional Liability	21,399	24,204	-11.6%	97,229	99,578	-2.4%

Total Insurance Companies	171,019	165,493	3.3%	680,008	622,956	9.2%
Lloyd’s Operations:
Marine	34,214	34,111	0.3%	134,627	143,600	-6.2%
Property Casualty	9,080	7,131	27.3%	42,334	43,824	-3.4%
Professional Liability	9,132	5,577	63.8%	30,953	23,275	33.0%

Total Lloyd’s Operations	52,426	46,819	12.0%	207,914	210,699	-1.3%

Total	$223,445	$212,312	5.2%	$887,922	$833,655	6.5%

	Three Months			Twelve Months
	2013	2012	Change	2013	2012	Change
Net Earned Premiums:
Insurance Companies:
Marine	$29,263	$30,779	-4.9%	$129,276	$142,181	-9.1%
Property Casualty	111,526	92,246	20.9%	409,480	332,782	23.0%
Professional Liability	24,709	26,199	-5.7%	100,582	96,476	4.3%

Total Insurance Companies	165,498	149,224	10.9%	639,338	571,439	11.9%
Lloyd’s Operations:
Marine	35,758	35,360	1.1%	138,690	136,898	1.3%
Property Casualty	10,809	11,307	-4.4%	37,722	52,951	-28.8%
Professional Liability	7,837	5,675	38.1%	26,189	20,676	26.7%

Total Lloyd’s Operations	54,404	52,342	3.9%	202,601	210,525	-3.8%

Total	$219,902	$201,566	9.1%	$841,939	$781,964	7.7%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Three Months Ended

December 31, 2013

($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate (1)	Total
Gross written premiums	$244,473	$88,618	$—	$333,091
Net written premiums	171,019	52,426	—	223,445
Net earned premiums	165,498	54,404	—	219,902
Net losses and loss adjustment expenses	(106,445)	(24,940)	—	(131,385)
Commission expenses	(22,003)	(9,465)	605	(30,863)
Other operating expenses	(32,238)	(11,588)	—	(43,826)
Other income (expense)	461	(521)	(605)	(665)

Underwriting profit (loss)	5,273	7,890	—	13,163
Net investment income	12,332	1,923	(1)	14,254
Net realized gains (losses)	14,599	639	—	15,238
Call premium on Senior Notes	—	—	(17,895)	(17,895)
Interest expense	—	—	(4,351)	(4,351)

Income (loss) before income taxes	32,204	10,452	(22,247)	20,409
Income tax expense (benefit)	10,411	3,608	(7,943)	6,076

Net income (loss)	$21,793	$6,844	$(14,304)	$14,333

Losses and loss adjustment expenses ratio	64.3%	45.8%		59.7%
Commission expense ratio	13.3%	17.4%		14.0%
Other operating expense ratio (2)	19.2%	22.3%		20.3%

Combined ratio	96.8%	85.5%		94.0%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Three Months Ended

December 31, 2012

($ in thousands)

	Insurance Companies	Lloyd’s Operations	Corporate (1)	Total
Gross written premiums	$240,562	$81,025	$—	$321,587
Net written premiums	165,493	46,819	—	212,312
Net earned premiums	149,224	52,342	—	201,566
Net losses and loss adjustment expenses	(112,599)	(14,592)	—	(127,191)
Commission expenses	(20,125)	(11,714)	580	(31,259)
Other operating expenses	(29,979)	(12,862)	—	(42,841)
Other income (expense)	40	(59)	(580)	(599)

Underwriting profit (loss)	(13,439)	13,115	—	(324)
Net investment income	12,324	1,262	30	13,616
Net realized gains (losses)	29,659	194	193	30,046
Interest expense	—	—	(2,051)	(2,051)

Income (loss) before income taxes	28,544	14,571	(1,828)	41,287
Income tax expense (benefit)	9,083	5,162	(1,002)	13,243

Net income (loss)	$19,461	$9,409	$(826)	$28,044

Losses and loss adjustment expenses ratio	75.5%	27.9%		63.1%
Commission expense ratio	13.5%	22.4%		15.5%
Other operating expense ratio (2)	20.0%	24.6%		21.6%

Combined ratio	109.0%	74.9%		100.2%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Twelve Months Ended

December 31, 2013

($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate (1)	Total
Gross written premiums	$1,002,275	$368,242	$—	$1,370,517
Net written premiums	680,008	207,914	—	887,922
Net earned premiums	639,338	202,601	—	841,939
Net losses and loss adjustment expenses	(415,413)	(103,548)	—	(518,961)
Commission expenses	(81,132)	(34,710)	2,348	(113,494)
Other operating expenses	(119,920)	(44,514)	—	(164,434)
Other income (expense)	2,764	(1,588)	(2,348)	(1,172)

Underwriting profit (loss)	25,637	18,241	—	43,878
Net investment income	49,083	7,160	8	56,251
Net realized gains (losses)	20,600	(58)	4	20,546
Call premium on Senior Notes	—	—	(17,895)	(17,895)
Interest expense	—	—	(10,507)	(10,507)

Income (loss) before income taxes	95,320	25,343	(28,390)	92,273
Income tax expense (benefit)	29,965	8,728	(9,886)	28,807

Net income (loss)	$65,355	$16,615	$(18,504)	$63,466

Losses and loss adjustment expenses ratio	65.0%	51.1%		61.6%
Commission expense ratio	12.7%	17.1%		13.5%
Other operating expense ratio (2)	18.3%	22.8%		19.7%

Combined ratio	96.0%	91.0%		94.8%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Twelve Months Ended

December 31, 2012

($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate (1)	Total
Gross written premiums	$921,325	$365,140	$—	$1,286,465
Net written premiums	622,956	210,699	—	833,655
Net earned premiums	571,439	210,525	—	781,964
Net losses and loss adjustment expenses	(417,082)	(80,351)	—	(497,433)
Commission expenses	(81,370)	(42,449)	2,349	(121,470)
Other operating expenses	(113,625)	(45,454)	—	(159,079)
Other income (expense)	3,790	47	(2,349)	1,488

Underwriting profit (loss)	(36,848)	42,318	—	5,470
Net investment income	46,549	7,551	148	54,248
Net realized gains (losses)	36,468	3,555	193	40,216
Interest expense	—	—	(8,198)	(8,198)

Income (loss) before income taxes	46,169	53,424	(7,857)	91,736
Income tax expense (benefit)	12,686	18,620	(3,332)	27,974

Net income (loss)	$33,483	$34,804	$(4,525)	$63,762

Losses and loss adjustment expenses ratio	73.0%	38.2%		63.6%
Commission expense ratio	14.2%	20.2%		15.5%
Other operating expense ratio (2)	19.2%	21.5%		20.2%

Combined ratio	106.4%	79.9%		99.3%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Underwriting Results

($ in thousands)

	Three Months Ended December 31, 2013
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Insurance Companies:
Marine	$29,263	$7,192	$13,257	$8,814	24.6%	45.3%	69.9%
Property Casualty	111,526	84,379	31,816	(4,669)	75.7%	28.5%	104.2%
Professional Liability	24,709	14,874	8,707	1,128	60.2%	35.2%	95.4%

Total Insurance Companies	165,498	106,445	53,780	5,273	64.3%	32.5%	96.8%

Lloyd’s Operations:
Marine	35,758	17,270	15,111	3,377	48.3%	42.3%	90.6%
Property Casualty	10,809	2,645	3,957	4,207	24.5%	36.6%	61.1%
Professional Liability	7,837	5,025	2,506	306	64.1%	32.0%	96.1%

Total Lloyd’s Operations	54,404	24,940	21,574	7,890	45.8%	39.7%	85.5%

Total All	$219,902	$131,385	$75,354	$13,163	59.7%	34.3%	94.0%

	Three Months Ended December 31, 2012
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Insurance Companies:
Marine	$30,779	$22,879	$15,048	$(7,148)	74.3%	48.9%	123.2%
Property Casualty	92,246	70,394	25,535	(3,683)	76.3%	27.7%	104.0%
Professional Liability	26,199	19,326	9,481	(2,608)	73.8%	36.2%	110.0%

Total Insurance Companies	149,224	112,599	50,064	(13,439)	75.5%	33.5%	109.0%

Lloyd’s Operations:
Marine	35,360	5,892	16,523	12,945	16.7%	46.7%	63.4%
Property Casualty	11,307	6,476	5,609	(778)	57.3%	49.6%	106.9%
Professional Liability	5,675	2,224	2,503	948	39.2%	44.1%	83.3%

Total Lloyd’s Operations	52,342	14,592	24,635	13,115	27.9%	47.0%	74.9%

Total All	$201,566	$127,191	$74,699	$(324)	63.1%	37.1%	100.2%

	Amounts		Loss Ratio
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2013	Dec. 31, 2012
Net Incurred Loss Activity For the Three Months Ended:
Insurance Companies:
Loss and LAE payments	$135,161	$120,293	81.7%	80.7%
Change in reserves	(28,716)	(7,694)	-17.4%	-5.2%

Net incurred loss and LAE	106,445	112,599	64.3%	75.5%

Lloyd’s Operations:
Loss and LAE payments	29,424	35,341	54.1%	67.5%
Change in reserves	(4,484)	(20,749)	-8.3%	-39.6%

Net incurred loss and LAE	24,940	14,592	45.8%	27.9%

Total
Loss and LAE payments	164,585	155,634	74.8%	77.2%
Change in reserves	(33,200)	(28,443)	-15.1%	-14.1%

Net incurred loss and LAE	$131,385	$127,191	59.7%	63.1%

	Amounts		Loss Ratio Impact
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2013	Dec. 31, 2012
Impact of Prior Years Reserves Favorable / (Unfavorable) Development For the Three Months Ended:
Insurance Companies	$(1,047)	$(379)	-0.5%	-0.2%
Lloyd’s Operations	624	27,955	0.3%	13.9%

Total	$(423)	$27,576	-0.2%	13.7%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Underwriting Results

($ in thousands)

	Twelve Months Ended December 31, 2013
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Insurance Companies:
Marine	$129,276	$62,617	$50,206	$16,453	48.4%	38.9%	87.3%
Property Casualty	409,480	280,530	114,660	14,290	68.5%	28.0%	96.5%
Professional Liability	100,582	72,266	33,422	(5,106)	71.8%	33.3%	105.1%

Total Insurance Companies	639,338	415,413	198,288	25,637	65.0%	31.0%	96.0%

Lloyd’s Operations:
Marine	138,690	76,454	56,377	5,859	55.1%	40.7%	95.8%
Property Casualty	37,722	13,852	16,066	7,804	36.7%	42.6%	79.3%
Professional Liability	26,189	13,242	8,369	4,578	50.6%	31.9%	82.5%

Total Lloyd’s Operations	202,601	103,548	80,812	18,241	51.1%	39.9%	91.0%

Total All	$841,939	$518,961	$279,100	$43,878	61.6%	33.2%	94.8%

	Twelve Months Ended December 31, 2012
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Insurance Companies:
Marine	$142,181	$110,119	$55,419	$(23,357)	77.4%	39.0%	116.4%
Property Casualty	332,782	235,740	100,770	(3,728)	70.8%	30.3%	101.1%
Professional Liability	96,476	71,223	35,016	(9,763)	73.8%	36.3%	110.1%

Total Insurance Companies	571,439	417,082	191,205	(36,848)	73.0%	33.4%	106.4%

Lloyd’s Operations:
Marine	136,898	51,116	59,110	26,672	37.3%	43.2%	80.5%
Property Casualty	52,951	23,689	20,030	9,232	44.7%	37.9%	82.6%
Professional Liability	20,676	5,546	8,716	6,414	26.8%	42.2%	69.0%

Total Lloyd’s Operations	210,525	80,351	87,856	42,318	38.2%	41.7%	79.9%

Total All	$781,964	$497,433	$279,061	$5,470	63.6%	35.7%	99.3%

	Amounts		Loss Ratio
	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2013	2012	2013	2012
Net Incurred Loss Activity For the Twelve Months Ended:
Insurance Companies:
Loss and LAE payments	$398,993	$403,113	62.4%	70.6%
Change in reserves	16,420	13,969	2.6%	2.4%

Net incurred loss and LAE	415,413	417,082	65.0%	73.0%

Lloyd’s Operations:
Loss and LAE payments	114,350	114,645	56.4%	54.5%
Change in reserves	(10,802)	(34,294)	-5.3%	-16.3%

Net incurred loss and LAE	103,548	80,351	51.1%	38.2%

Total
Loss and LAE payments	513,343	517,758	61.0%	66.2%
Change in reserves	5,618	(20,325)	0.6%	-2.6%

Net incurred loss and LAE	$518,961	$497,433	61.6%	63.6%

	Amounts		Loss Ratio Impact
	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2013	2012	2013	2012
Impact of Prior Years Reserves Favorable / (Unfavorable) Development For the Twelve Months Ended:
Insurance Companies	$(13,430)	$(1,896)	-1.6%	-0.2%
Lloyd’s Operations	14,696	47,187	1.7%	6.0%

Total	$1,266	$45,291	0.1%	5.8%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Loss Data

($ in thousands)

	Case	IBNR
	Reserves	Reserves	Total
Net Loss Reserves, December 31, 2013:
Insurance Companies:
Marine	$122,909	$101,077	$223,986
Property Casualty	150,477	377,173	527,650
Professional Liability	61,117	89,865	150,982

Total Insurance Companies	334,503	568,115	902,618

Lloyd’s Operations:
Marine	133,060	85,685	218,745
Property Casualty	25,870	18,271	44,141
Professional Liability	14,013	43,116	57,129

Total Lloyd’s Operations	172,943	147,072	320,015

Total Net Loss Reserves	$507,446	$715,187	$1,222,633

	Case Reserves	IBNR Reserves	Total
Net Loss Reserves, December 31, 2012
Insurance Companies:
Marine	$137,934	$114,236	$252,170
Property Casualty	204,988	290,455	495,443
Professional Liability	54,092	84,493	138,585

Total Insurance Companies	397,014	489,184	886,198

Lloyd’s Operations:
Marine	125,884	95,122	221,006
Property Casualty	27,903	28,463	56,366
Professional Liability	14,694	38,645	53,339

Total Lloyd’s Operations	168,481	162,230	330,711

Total Net Loss Reserves	$565,495	$651,414	$1,216,909

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

December 31, 2013

As of December 31, 2013, the average quality of the investment portfolio as rated by S&P and Moody’s was AA/Aa with an average duration of 3.7 years. The Company does not own any collateralized debt obligations (CDO’s) or asset backed commercial paper.

As of December 31, 2013, the Company owned two asset-backed securities approximating $0.5 million with subprime mortgage exposures. The securities have an effective maturity of 2.3 years. In addition, the Company owned a total of seven collateralized mortgage obligations and asset-backed securities approximating $1.9 million classified as Alt-A which is a credit category between prime and subprime. They have an effective maturity of 7.7 years. Such subprime and Alt-A categories are as defined by S&P. The Company is receiving principal and/or interest payments on all these securities and believes such amounts are fully collectible.

The following table sets forth our cash and investments as of December 31, 2013:

		Gross	Gross
	Fair	Unrealized	Unrealized	Amortized
December 31, 2013	Value	Gains	(Losses)	Cost
	($ in thousands)
Fixed maturities:
U.S. Treasury bonds, agency bonds and foreign government bonds	$441,685	$2,854	$(8,855)	$447,686
States, municipalities and political subdivisions	460,422	9,298	(13,651)	464,775
Mortgage- and asset-backed securities:
Agency mortgage-backed securities	301,274	6,779	(6,016)	300,511
Residential mortgage obligations	41,755	1,212	(161)	40,704
Asset-backed securities	125,133	653	(480)	124,960
Commercial mortgage-backed securities	172,750	7,656	(374)	165,468

Subtotal	640,912	16,300	(7,031)	631,643
Corporate bonds	504,854	15,402	(3,443)	492,895

Total fixed maturities	2,047,873	43,854	(32,980)	2,036,999

Equity securities—common stocks	143,954	25,700	(550)	118,804
Short-term investments	296,250	—	—	296,250
Cash	86,509	—	—	86,509

Total	$2,574,586	$69,554	$(33,530)	$2,538,562

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

December 31, 2013

($ in thousands)

The following tables set forth our agency mortgage-backed securities and residential mortgage obligations, categorized by those issued by GNMA, FNMA and FHLMC and the quality category (prime, Alt-A and subprime) for all other such investments at December 31, 2013:

		Gross	Gross
	Fair	Unrealized	Unrealized	Amortized
	Value	Gains	(Losses)	Cost
Agency mortgage-backed securities:
GNMA	$122,079	$2,707	$(3,645)	$123,017
FNMA	132,731	3,232	(2,058)	131,557
FHLMC	46,464	840	(313)	45,937

Total	$301,274	$6,779	$(6,016)	$300,511

		Gross	Gross
	Fair	Unrealized	Unrealized	Amortized
	Value	Gains	(Losses)	Cost
Residential mortgage obligations:
Prime	$17,932	$500	$(137)	$17,569
Alt-A	1,885	77	(24)	1,832
Subprime	543	14	—	529
Non-US RMBS	21,395	621	—	20,774

Total	$41,755	$1,212	$(161)	$40,704